AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2003


                            Registration No. 811-1737


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-1
                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933 []
                             Pre-Effective Amendment
                                       No.
                          Post-Effective Amendment No.

                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 28


                        (Check appropriate box or boxes.)

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                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                           (Exact name of registrant)

                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                                 (303) 737-3000

    (Address and telephone number of registrant's principal executive office)

                                BEVERLY A. BYRNE
                           Vice-President and Counsel
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                              (303) 737-3817 (Name
                            and address of agent for
                                    service)

                                    Copy to:

                              James F. Jorden, Esq.
                                Jorden Burt, LLP
                1025 Thomas Jefferson Street, N.W. Suite 400 East
                           Washington, D.C. 20007-5208

  It is proposed that this filing will become effective (check appropriate box)


  ( ) immediately upon filing pursuant to paragraph (b)
  (X) on May 1, 2003 pursuant to paragraph (b)
  ( ) 60 days after filing pursuant to paragraph (a)
  ( ) on ___________ pursuant to paragraph (a) of Rule 485.

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                                       OF
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                        Group Variable Annuity Contracts
                                 Distributed by

                           BENEFITSCORP EQUITIES, INC.
            8515 E. ORCHARD ROAD, GREENWOOD VILLAGE, COLORADO, 80111
                            TELEPHONE (303) 737-3000
-------------------------------------------------------------------------------

     The group variable annuity contract described by this Prospectus ("Variable Annuity Contract") is no longer being offered. Effective on May 1, 1989, no additional contributions under any existing variable annuity contract are being accepted.

     The Variable Annuity Contract was designed for annuity purchase plans adopted by public school systems and certain tax-exempt organizations, whose Participating Employees may obtain certain federal income tax benefits under
Section 403(b) of the Internal Revenue Code.

     Under a variable annuity the variable annuitant assumes the risk of investment gain or loss in that the value of his individual account (before his Annuity Commencement Date) and his monthly annuity payments (after his Annuity Commencement Date) vary with the investment income and gains or losses on the assets in a variable annuity account. In a variable annuity, the insurance company assumes the mortality risk and expense risk under the Contract.

         The basic objective of the Variable Annuity Contract is to provide the variable annuitant with lifetime variable annuity payments under the selected annuity option (see "Annuity Period") which will tend to reflect changes in the cost of living and the size of the economy both during the years prior to his Annuity Commencement Date and the years thereafter. Great-West Life & Annuity Insurance Company ("GWL&A") seeks to accomplish this basic objective through Variable Annuity Account A as a medium for relating annuity payments to the net investment experience of a selected portfolio of equity investments, which are deemed to provide long-term growth of capital, primarily common stocks (see "Investment Objectives and Policies"), accompanied by a contractual obligation to make annuity payments for life.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






                   The date of this Prospectus is May 1, 2003.


   This Prospectus should be read carefully and retained for future reference.

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                 OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        Group Variable Annuity Contracts.

SUMMARY OF PROSPECTUS

Description of the Securities

     The group variable annuity contract described by this Prospectus ("Variable Annuity Contract" or "Contract") is designed for annuity purchase plans adopted by public school systems and certain tax-exempt organizations. The Policyholder will have to meet underwriting qualifications related to the number of Participating Employees and the aggregate annual premiums for the variable and fixed annuity contracts issued (see "Transfer From or To Companion Contract" for a description of the fixed annuity). Participating Employees may obtain certain federal income tax benefits under Section 403(b) of the Internal Revenue Code ("Code") if the plan is carried to completion.

     Effective April 16, 1984, The Great-West Life Assurance Company ("Great-West") ceased issuing new variable annuity contracts. On May 1, 1987, Great-West announced that it would not permit new participants to be enrolled under existing variable annuity contracts and, with respect to any variable annuity contracts for which there are fewer than 25 participants, would not accept additional contributions. On May 1, 1989, Great-West announced that it would not accept additional contributions on any variable annuity contract. On December 31, 1991, Great-West Variable Annuity Account A was transferred to and the Variable Annuity Contracts were reinsured by Great-West Life & Annuity Insurance Company ("GWL&A.")

     Variable Annuity Account A is a separate and distinct fund established for the purpose of funding the Variable Annuity Contracts and is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended ("the 1940 Act").

     The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity the insurance company assumes the risk of investment gain or loss by undertaking to credit a specified minimum interest rate and by undertaking to pay a specified minimum monthly annuity payment, whereas under a variable annuity the variable annuitant assumes the risk of investment gain or loss in that the value of his individual account (before his Annuity Commencement Date) and his monthly annuity payments (after his Annuity Commencement Date) vary with the investment income and gains or losses on the assets in a variable annuity account. In both a fixed annuity and a variable annuity the insurance company assumes the mortality risk and expense risk under the Contract.

         The Variable Annuity Contract includes a contractual undertaking that, commencing on the selected annuity date, GWL&A will make variable payments for the lifetime of the variable annuitant based upon mortality assumption contained in the Contract at the time the purchase payment to provide such annuity was received, regardless of the actual mortality experience among its annuitants. The Contract also provides that in the event of the death of a Participating Employee prior to his Annuity Commencement Date, the benefits payable will be the greater of (a) the value of the employee's individual account or (b) the sum of 100% of purchase payments made on behalf of the Participating Employee prior to his 65th birthday and 75% of such purchase payments made thereafter.

Investment Advisor

     Effective November 1, 1996, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, ("MCM") a wholly-owned subsidiary of GWL&A, succeeded Great-West as the investment advisor in connection with the Variable Annuity Contracts, and Variable Annuity Account A. This succession involved no change in control, as defined in the 1940 Act. Great-West was also the distributor of the Contracts. As previously indicated these Contracts are no longer sold and Contributions are no longer accepted. GWL&A performs all administrative functions relative to the Contracts, provides the minimum death benefit, and assumes the mortality and expense risks under the Contract (see "Charges and Experience Rating.")

Investment Required

     The minimum amount of purchase payments which previously could be made on behalf of any Participating Employee was $180 in any contract year and the minimum amount of any one purchase payment was $15.

     The amount of each purchase payment authorized by a Participating Employee less deductions for sales expenses, administrative expenses, minimum death benefits, and applicable premium taxes, if any, was credited to such employee's individual account in the form of Accumulation Units (see Paragraph 2(i) under "Charges and Experience Rating"). In determining the net investment experience of Variable Annuity Account A for a valuation period, certain deductions from the gross investment experience for the valuation period are made (see Paragraph 2(ii) under "Charges and Experience Rating.")

Purchase Payment Charges and Deductions

     A deduction of 3.75% plus any applicable premium taxes (see "Table of Premium Taxes"), was made from each purchase payment when received for sales and administrative expenses, and for the minimum death benefit. An additional deduction of $9 for sales expenses was made from the first purchase payment in respect of a Participating Employee in each contract year (see "Charges and Experience Rating.")

     A daily deduction of .003285% (an effective annual rate of 1.2064%) is made from the gross investment rate of Variable Annuity Account A for administrative expenses, mortality and expense risks, and for investment, management, and advisory services (see "Charges and Experience Rating.")

Investment Objectives

     The basic objective of the Variable Annuity Contract is to provide the variable annuitant with lifetime variable annuity payments under the selected annuity option (see "Annuity Period") which will tend to reflect changes in the cost of living and the size of the economy both during the years prior to his Annuity Commencement Date and the years thereafter. GWL&A seeks to accomplish this basic objective through Variable Annuity Account A as a medium for relating annuity payments to the net investment experience of a selected portfolio of equity investments, primarily common stocks (see "Investment Objectives and Policies"), accompanied by a contractual obligation to make annuity payments for life. Although there is no assurance that this objective will be attained, historically the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some period the prices of securities have declined while the cost of living was rising. The value of the investments in Variable Annuity Account A fluctuates. There is no assurance that the value of an employee's individual account during the years prior to the Annuity Commencement Date or the total amount of the variable annuity payments made thereafter, will equal or exceed the purchase payments made on behalf of a Participating Employee.

Withdrawal and Transfer Privileges

     A Participating Employee has (a) certain withdrawal privileges for 45 days after GWL&A gives the required notice of such right, and (b) the right to receive within 18 months of acceptance of his first purchase payment, the value of his account and, in some cases, a portion of the sales charges paid prior to this withdrawal (see "Accumulation Period: Surrender Rights-Redemption.")

     The Variable Annuity Contract was issued as a supplement to a fixed-dollar annuity contract (the "Companion Contract") and provides for transfers from and to such Companion Contract under specified circumstances and conditions (see "Transfer From or To Companion Contract.")

Other Pertinent Information

     The Variable Annuity Contract provides that GWL&A may modify the charges, the tables used in determining the first monthly annuity payment and the benefit payable in case of death prior to the Annuity Commencement Date provided that such modification shall apply only with respect to purchase payments received after the effective date of the modification. Such modification may materially affect the value of the Variable Annuity Contract to a Participating Employee and the risk borne by said Participating Employee (see "Modifications of the Variable Annuity Contract by GWL&A.")

The foregoing Prospectus Summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

                                TABLE OF CONTENTS


Summary of Prospectus....................................................
Special Terms............................................................
Description of GWL&A and Variable Annuity Account A......................
The Variable Annuity Contract............................................
     A. General .........................................................
     B. Accumulation Period..............................................
     C. Annuity Period...................................................
     D. Charges and Experience Rating....................................
     E. Modifications of the Variable Annuity Contract by GWL&A..........
     F. Transfer From or To Companion Contract...........................
Federal Tax Status.......................................................
Taxation of GWL&A........................................................
Section 403(b) Tax Sheltered Annuities...................................
Investment Objectives and Policies.......................................
Allocation of Portfolio Brokerage........................................
Portfolio Turnover Rate..................................................
Voting Rights............................................................
Management...............................................................

     A. Members and Officers of the Variable Annuity Account Committee...
     B. Executive and Audit Committees...................................
     C. Compensation of Members of Variable Annuity Account Committee....

Distribution of Variable Annuity Contracts...............................
Regulation...............................................................
Trustee for Assets of Variable Annuity Account A.........................
Legal Proceedings........................................................
Legal Advice.............................................................
Independent Auditors.....................................................
Other Variable Annuity Contracts.........................................
Table of Premium Taxes...................................................
Appendix.................................................................

SPECIAL TERMS

Variable Annuity -- An annuity providing for payments varying in amount in accordance with the investment experience of a variable annuity account.

Fixed Dollar Annuity -- An annuity providing for payments which remain fixed throughout the payment period and which do not vary with investment experience.

Variable Annuitant -- Any person receiving or who will receive annuity payments under the Variable Annuity Contract.

Annuity -- A series of payments for life or for a designated period.

Annuity Commencement Date -- The date on which annuity payments are to commence under the Variable Annuity Contract.

Accumulation Unit -- An accounting unit of measure used to calculate the value of a contract before annuity payments begin.

Annuity Unit -- An accounting unit of measure used to calculate the amount of annuity payments.

Contract Anniversary -- An anniversary of the date shown as the register date in the Variable Annuity Contract.

Contract Year -- A twelve-month period from the date shown as the register date in the Variable Annuity Contract.

Participating Employee -- An employee participating in the annuity purchase plan pursuant to which the Variable Annuity Contract is issued and in respect of whom purchase payments have been made under the Variable Annuity Contract.

Employee's Individual Account -- The sum of the Accumulation Units credited to a Participating Employee.

Participants -- Participating Employees and others credited with Accumulation Units or Annuity Units under variable annuity contracts funded by Variable Annuity Account A.

Policyholder -- The entity to which the Variable Annuity Contract has been issued, which is normally an employer or a trust established by an employer or an employee association.

Purchase Payment -- The total amount paid periodically to purchase an annuity under the Variable Annuity Contract.


Net Purchase Payment -- The amount applied to the purchase of Accumulation Units, which was equal to the purchase payment less deductions for sales and administrative expenses, minimum death benefits and applicable premium taxes.

Register Date -- The date shown as the register date in the Variable Annuity Contract, which was generally a date selected by the Policyholder to coincide with his administrative or accounting year.

DESCRIPTION OF GWL&A

     GWL&A is a stock life insurance company originally organized under the laws of the State of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in February of 1982. In September of 1990, GWL&A redomesticated and is now organized under the laws of the State of Colorado.

     GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, Guam, the U.S. Virgin Islands and 49 states in the United States.


     GWL&A is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada. On February 17, 2003, Great-West Lifeco announced a definitive agreement to acquire Canada Life Financial Corporation. Canada Life is a Canadian based insurance company with business principally in Canada, the United Kingdom, the United States and Ireland. In the United States, Canada Life sells individual and group insurance and annuity products. Subject to required shareholder and regulatory approvals, the transaction is expected to close on or about July 10, 2003.


     On January 17, 1968, by duly adopted resolution the Board of Directors of Great-West established within Great-West, in accordance with applicable law, a separate and distinct fund designated Great-West Variable Annuity Account A. On December 17, 1991, by duly adopted resolution, the Board of Directors of GWL&A established a separate account within GWL&A in accordance with Colorado law to facilitate the transfer of Variable Annuity Account A from Great-West to GWL&A. Variable Annuity Account A was subsequently transferred on December 31, 1991. Under the provisions of Colorado law, the assets of Variable Annuity Account A are not chargeable with liabilities arising out of any other business GWL&A may conduct. A Variable Annuity Account Committee for Variable Annuity Account A ("Committee") is elected by Participants under contracts funded by Variable Annuity Account A (see "Management.")

VARIABLE ANNUITY ACCOUNT A

     Variable Annuity Account A, although an integral part of GWL&A, is registered as an open-end diversified management company under the 1940 Act. The Securities and Exchange Commission (the "Commission") has issued an order under
Section 7(d) of the 1940 Act permitting such registration and permitting the sale of Variable Annuities funded by Variable Annuity Account A. The order was issued on terms and conditions designed to provide adequate means to enforce compliance with the 1940 Act.

     Registration with the Commission does not involve supervision of the management or investment practices or policies of Variable Annuity Account A or GWL&A by the Commission. However, GWL&A, which includes Variable Annuity Account A as an integral part thereof, is subject to supervision and regulation by the Department of Insurance of the State of Colorado, and the Departments of Insurance of each state in which it is licensed to do business (see "Regulation.")


     The following Participants hold at least a 5% ownership interest in Variable Annuity Account A.

Name                       Address                                              Ownership Interest Percentage
----                       -------                                              -----------------------------
Sally Callahan             6632 Southcrest Drive, Edina, MN 55435                7.0%
Helen Hoagland             1 Yeates Drive New Castle, DE 19720                   5.0%
Esrom Kleven               6201 Ryan Ave. South, Edina, MN 55424                13.0%
Margaret Schultz           5620 Kimburk Ave. Chicago, IL 60637                   8.0%
Romeo Vidone               880 Racebrook Road, Orange, CT 6477                   6.0%
James S. Armstrong         690 Golf View Rd, Moorsetown, NJ 08057                5.0%


THE VARIABLE ANNUITY CONTRACT

A. General

     The Variable Annuity Contract, which has been issued to the Policyholder who owns the Contract, is a master group Contract which provides benefits for all Participating Employees, each of whom received a certificate which summarized the provisions of the master Contract and evidenced his participation in the annuity purchase plan adopted by the Policyholder. Certain significant provisions of the Variable Annuity Contract are discussed below.

1. ANNUITY PAYMENTS

     Variable annuity payments are determined on the basis of (a) a mortality table specified in the Variable Annuity Contract (see, however, "Modifications of the Variable Annuity Contract by GWL&A,") which reflects the age of the variable annuitant and the type of annuity payment option selected, and (b) the net investment experience of Variable Annuity Account A. The variable annuitant will receive the value of a fixed number of Annuity Units each month. The value of such units, and thus the amounts of the monthly annuity payments, will reflect investment gains and losses and investment income occurring both before and after retirement, and thus the payments will vary with the net investment experience of the assets of Variable Annuity Account A. Sex was a factor in the determination of variable annuity payments prior to August 1, 1983. For Contracts issued before that date no such payments shall be less than those guaranteed under those Contracts.

2. ASSIGNMENT

     Assignment of the Variable Annuity Contract or a Participating Employee's individual account is prohibited by the terms of the Contract.

3. PURCHASE LIMITS

     The Variable Annuity Contract provides that the amount of any purchase payments that previously could be made in respect of any employee could not be less than $180 annually, and the amount of any one monthly purchase payment in respect of an employee could not be less than $15.

4. CESSATION OF PURCHASE PAYMENTS

     GWL&A reserved the right to refuse to receive further purchase payments under the Variable Annuity Contract as from the date stated in written notice to the Policyholder if the Policyholder failed to comply with any of the terms or conditions of the Contract or if the number of employees covered under the Variable Annuity Contract in a contract year was less than 25. The Policyholder could give written notice to GWL&A that from the date stated in the notice no further purchase payments would be made. Upon cessation of purchase payments in respect of an employee for any reason prior to his Annuity Commencement Date no further purchase payments would be accepted by GWL&A, and each Participating Employee could exercise one of the following options:

     (a) If the Participating Employee was at least 50 years of age, he could elect to have his individual account applied to provide variable annuity payments commencing immediately under the selected annuity option (see "Annuity Period.")

     (b) He could surrender his individual account as explained under the caption "Accumulation Period: Surrender Rights-Redemption".

     (c) He could elect to leave his individual account in force under the Variable Annuity Contract, and the account would continue to reflect the net investment experience of Variable Annuity Account A. At the selected Annuity Commencement Date, the Participating Employee will begin to receive annuity payments under the selected option (see "Annuity Period.") At any time in the interim, the Participating Employee could surrender his individual account in accordance with (b) above.

B. Accumulation Period

1. CREDITING ACCUMULATION UNITS: DEDUCTION FOR SALES AND ADMINISTRATIVE EXPENSES AND MINIMUM DEATH BENEFIT

     During the accumulation period -- the period before the commencement of annuity payments -- GWL&A deducted from purchase payments the deductions described in Paragraph 2(i) under "Charges and Experience Rating." The net purchase payment remaining after such deductions was credited to the individual account of the Participating Employee in the form of Accumulation Units. The number of Accumulation Units credited to an employee's individual account was determined as of the valuation period in which any purchase payment, including the initial payment, was received. The number of Accumulation Units so determined remains constant, but the dollar value of an Accumulation Unit may vary depending upon the net investment experience of Variable Annuity Account A.

2. VALUE OF AN EMPLOYEE'S INDIVIDUAL ACCOUNT

     The value of an employee's individual account at any time prior to his Annuity Commencement Date can be determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. There is no assurance that the value of an employee's individual account will equal or exceed total purchase payments made on his behalf. Each Participating Employee will be advised periodically of the number of Accumulation Units credited to his individual account, the current Accumulation Unit value, and the total value of his account. A Participating Employee may at any time obtain, from the Head Office of GWL&A, the current value of an Accumulation Unit.

3. VALUE OF AN ACCUMULATION UNIT


     Accumulation units are valued each day during which the New York Stock Exchange is open for trading ("valuation date.") A valuation period is the period beginning immediately after the close of business of the New York Stock Exchange on a valuation date and ending at the close of business of the New York Stock Exchange on the immediately succeeding valuation date. The value of an Accumulation Unit was set at $1.00 for the valuation period ending January 3, 1969. The value of an Accumulation Unit for any subsequent valuation period is determined by multiplying the value of an Accumulation Unit for the preceding period by the net investment factor (described below) for the current valuation period. (See "Appendix" for an historical record of the values of an Accumulation Unit as of the last valuation date of each quarter to December 31, 2002.)


 4. NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

     At the end of each valuation period a gross investment rate for the valuation period is determined from the investment experience of Variable Annuity Account A for the valuation period. Such rate is (a) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any taxes chargeable to Participating Employees or Variable Annuity Account A (under current tax laws there are no such federal income taxes) divided by (b) the value of Variable Annuity Account A at the beginning of the valuation period. The gross investment rate may be positive or negative.

     In order to determine the net investment rate, the gross investment rate is reduced by a deduction of the product obtained by multiplying a daily deduction of .003285% (an effective annual rate of 1.2064%) by the number of days in a valuation period. This deduction is made by GWL&A for administrative expenses, investment management and advisory services, and mortality and expense risks assumed under the Contract (see Paragraph 2(ii) under "Charges and Experience Rating.")

     The net investment rate is added to 1 to determine the net investment factor. Since the net investment rate may be negative, the net investment factor may be less than 1, and the value of an Accumulation Unit for the valuation period may be less than the value for the previous valuation period. (See "Appendix" for a hypothetical illustration of the above computations.)

5. VALUE OF VARIABLE ANNUITY ACCOUNT A

     The value of Variable Annuity Account A for purposes of the preceding paragraph shall be the aggregate, in United States dollars, of the following:
(a) the face amount of cash; plus (b) the total market value for securities listed on an organized exchange determined (i) by the last board lot sale reported on the valuation date on the primary trading market, or, (ii) if no such sale is reported, by the mean between the closing bid and ask prices on such day, or, (iii) if prices in neither (i) nor (ii) are reported, then by either (A) the last board lot sale price, or (B) the mean between the closing bid and ask prices on the last preceding day on which both bid and ask prices were reported, whichever is the later; plus (c) the fair market value of any other asset as determined in good faith by the Committee, which, in the case of securities actively traded over-the-counter is the closing bid price; minus (d) an amount for taxes attributable to Variable Annuity Account A; and minus (e) accrued and unpaid liabilities of Variable Annuity Account A other than Variable Annuity Contract liabilities.

6. BENEFITS PAYABLE ON DEATH PRIOR TO THE ANNUITY COMMENCEMENT DATE

     The Variable Annuity Contracts provide that, upon receipt of due proof of the death of a Participating Employee prior to his Annuity Commencement Date, GWL&A will pay to the beneficiary a death benefit equal in amount to the greater of (a) the value of the Participating Employee's individual account determined for the valuation period in which written notice of death is received by GWL&A, or (b) the sum of 100% of the total purchase payments made on behalf of the Participating Employee prior to his 65th birthday and 75% of the total purchase payments made thereafter on his behalf (see below, for the effect of partial withdrawals on calculation of purchase payment.)

     For providing the minimum death benefit described in (b) of the preceding paragraph, GWL&A deducted .25% from each purchase payment (see Paragraph 2(i) under "Charges and Experience Rating"). In lieu of payment of the death benefit in one sum, a beneficiary over 50 years old may elect variable annuity payments under any of the options available to a Participating Employee except the joint and last survivor annuity, or a beneficiary regardless of his age may elect to take variable annuity payments for a specified period not exceeding 25 years. Where the beneficiary takes the payment in one sum, payment will be made within seven days of receipt of proof of death, unless subject to postponement for a reason described in Paragraph 7 below.

7. SURRENDER RIGHTS-REDEMPTION

     Within 60 days of acceptance by GWL&A of a Participating Employee's first purchase payment, GWL&A mailed to such Participating Employee a statement of charges to be deducted under the Variable Annuity Contract and a notice of his right of withdrawal and refund under such Contract. A Participating Employee could, within 45 days of the mailing of such notice, elect to terminate his participation under the Variable Annuity Contract and receive in cash the sum of
(1) the value of his individual account and (2) an amount equal to the difference between the gross purchase payments made and the net purchase payments credited to the individual account of the Participating Employee.

     A Participating Employee, within 18 months of acceptance by GWL&A of his first purchase payment, could elect to terminate his participation under the Variable Annuity Contract and receive in cash the sum of (1) the value of his individual account and (2) an amount, if any, equal to that part of the sales charges which exceeds 15% of the gross purchase payments which he has made.

     Any Participating Employee who did not so elect to terminate his participation within the above described periods, may at any time after the expiration of 18 months of acceptance of his first purchase payment, surrender a portion or all of his individual account prior to his Annuity Commencement Date and receive the value thereof (see "Federal Tax Status.") Without the consent of GWL&A, purchase payments may not be made in respect of a Participating Employee after he has surrendered all of his individual account.

     If a state or local premium tax was imposed at the time a purchase payment was made, surrender of a portion or all of an individual's account may result in a reduction of GWL&A's premium tax liability to that jurisdiction. In such event, there will be paid by GWL&A, in addition to any amounts described in the preceding three paragraphs, an amount equal to the lesser of: (1) the amount by which GWL&A's premium tax liability is reduced, or (2) the amount previously deducted from purchase payments for premium taxes. No representation can be made to any Participating Employee that upon surrender of his individual account any such payment would be made, inasmuch as the state or locality of residence and their premium tax laws at the time of surrender would be determinative.

     The full amount of surrender benefits received by an employee who elects to surrender a portion or all of his individual account will be taxed as ordinary income over and above income otherwise realized in that year. This could result in the imposition of a higher rate of tax on amounts received from the Variable Annuity Contract than would result if the amounts were to be taken in the form of an annuity after retirement, when Participating Employees will generally be in a lower tax bracket due to lower income and larger deductions.

     Payment of any surrender benefit will be made within seven days after the date of surrender (the date the request for surrender is received at the Head Office of GWL&A). Payment may be subject to postponement: (A) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on such exchanges is restricted; (B) for any period during which an emergency exists as a result of which (i) disposal of securities in Variable Annuity Account A is not reasonably practical or (ii) it is not reasonably practical for the value of the assets of Variable Annuity Account A to be fairly determined; or (C) for such periods as the Commission may by order permit. The conditions under which trading shall be deemed to be restricted or an emergency shall be deemed to exist shall be determined by rules and regulations of the Commission.

     If a Participating Employee surrenders a portion or all of his individual account, total purchase payments deemed made on his behalf for purposes of his death benefit (see "Accumulation Period" paragraph 6) shall be reduced in the proportion that the number of surrendered Accumulation Units bear to the total number of Accumulation Units in his individual account immediately prior to such surrender.

C. Annuity Period

1. ELECTING THE ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

     A Participating Employee selects, in accordance with the annuity purchase plan, an Annuity Commencement Date between ages 50 and 75 (or date of termination of employment, if later) and an annuity option. Subsequent changes in either may be made up to 30 days prior to the date variable annuity payments are to commence. Unless otherwise elected, the Annuity Commencement Date will be the first day of the month on or immediately after the employee's 65th birthday. The Contract provides various optional annuity forms referred to below, which may be elected by a Participating Employee. If the Participating Employee does not elect otherwise, the option with 120 monthly payments guaranteed will be effective.

     If, at any time an annuity payment is or becomes less than $20, GWL&A has the right to make payments: quarterly, semi-annually, or annually, as it may elect. If at the Annuity Commencement Date the amount to be applied to provide an annuity is less than $1,000, then an election of an annuity option is not available; otherwise a Participating Employee may elect either an annuity payable monthly during the joint lifetime of the variable annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor or an annuity in the form of a life annuity with 120 monthly payments guaranteed. Special provisions relating to the form of annuity apply to employees of certain tax-exempt organizations.

     Once annuity payments have commenced, the variable annuitant cannot surrender his annuity benefit and receive a lump sum settlement in lieu thereof, except that GWL&A has undertaken, as an administrative practice, to permit a beneficiary entitled to variable annuity payments not involving a life contingencies (annuity for a period certain) to elect to receive a commuted lump sum payment in lieu of receiving further variable annuity payments.

2. SPECIAL PROVISIONS RELATING TO FORM OF ANNUITY

     The following special provisions pertaining to the form of annuity apply to employees of tax-exempt organizations described in Section 501(c)(3) of the Code.


     If variable annuity payments commence before the employee has attained his 65th birthday, at any time at least 30 days prior to his variable Annuity Commencement Date, the employee may elect a qualified joint and survivor variable life annuity. A qualified joint and survivor variable life annuity is a variable annuity for the life of the employee with a survivor variable annuity for the life of his spouse equal to one-half of the amount of the variable annuity payable during the joint lives of the employee and his spouse.


     If payments commence after the employee has attained his 65th birthday, the form of variable annuity will be the qualified joint and survivor variable life annuity for an employee who has been married throughout the one year period ending on the employee's variable Annuity Commencement Date. The last payment under this option will be made in respect of the annuity payment date occurring immediately preceding the death of the surviving joint annuitant. At any time 30 days prior to his variable Annuity Commencement Date, such employee may elect not to take a qualified joint and survivor variable life annuity and, in lieu thereof, may elect any other form of annuity provided under the Contract.

3. OPTIONAL ANNUITY FORMS

     Life Annuity. An annuity payable monthly during the lifetime of the variable annuitant and terminating with the last monthly payment preceding the death of the variable annuitant. This option offers the maximum level of monthly payments since there is no assurance of minimum number of payments or provision for a death benefit payable to a beneficiary.

     Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain. An annuity payable monthly during the lifetime of the variable annuitant with the promise that if, at the death of the variable annuitant, payments have been made for less than 60, 120, 180, or 240 months as elected, annuity payments will be continued during the remainder of such period to the beneficiary.

     Joint and Last Survivor Annuity. An annuity payable monthly during the joint lifetime of the variable annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

     Other forms of options which a Participating Employee may elect are an installment unit refund life annuity, a cash unit refund life annuity, or any other form of variable annuity which involves life contingencies and is satisfactory to GWL&A.

     Under the Life Annuity Option and the Joint and Last Survivor Annuity Option it would be possible that only one annuity payment would be made where the annuitant or, in the case of the Joint and Last Survivor Annuity, the annuitant and the designated second person died prior to the due date of the second annuity payment, two (2) payments if he (they) died before the third annuity payment, etc.

4. VALUE OF AN ANNUITY UNIT

     The value of an Annuity Unit was set at $1.00 for the valuation period ending January 31, 1969. All annuity payments are made as of the first of the month and therefore Annuity Units are valued only once a month. The value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for the preceding month by the annuity change factor (described below) for the current month.

5. ANNUITY CHANGE FACTOR

     The annuity change factor for a month means the product obtained by multiplying (a) the ratio of the value of an Accumulation Unit on the first valuation date in the month preceding such month to the value of an Accumulation Unit on the first valuation date in the second month preceding such month by (b) ..99713732 (a factor to neutralize the assumed net investment rate, discussed below, of 3.5% per annum which is built into the annuity tables contained in the Contract and which is not applicable because actual net investment experience is credited instead.) The ratio of the value of an Accumulation Unit on the first valuation date in the preceding month to the value of an Accumulation Unit on the first valuation date in the second preceding month is used in order that annuity payments reflect the net investment experience of Variable Annuity Account A up to one month prior to the due date of annuity payments. The net investment experience of Variable Annuity Account A up to one month prior to the due date is used in order to permit calculation of amounts of annuity payments and mailing of checks in advance of their due dates.

6. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT

     When annuity payments commence, the value of the employee's individual account is determined by multiplying the value of an Accumulation Unit on the first valuation date in the month immediately preceding the variable Annuity Commencement Date by the number of Accumulation Units credited to the employee's individual account as of the Annuity Commencement Date.

     The Contract contains tables indicating the dollar amount of the first monthly payment under each form of variable annuity for each $10,000 applied under the option (see, however, "Modifications of the Variable Annuity Contract by GWL&A.") The amount of the first monthly payment depends on the form of annuity and adjusted age of the annuitant. A formula for determining the adjusted age is contained in the Contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an interest rate of 3.5% per annum. The total first monthly annuity payment is determined by multiplying the benefits per $10,000 of value shown in the tables in the Contract by the number of tens of thousands of dollars of value of the employee's individual account (less any applicable premium tax not deducted when the purchase payment was received) (see "Table of Premium Taxes.")

     A 3.5% interest rate is assumed in the tables and would produce level annuity payments if the net investment rate remained constant at 3.5%. In fact, as the net investment rate varies up or down from 3.5%, annuity payments will vary up or down. A higher interest rate assumption would mean a higher initial payment but a more slowly rising series of subsequent payments in the event of favorable investment results (or a more rapidly falling series of subsequent payments in the event of unfavorable investment results.) A lower assumption would have the opposite effect.

     If a greater first monthly payment would result, GWL&A will compute the first monthly payment on such mortality basis as GWL&A may determine as being applicable to this class of annuitants.

7. AMOUNTS OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS

     The dollar amount of the first monthly annuity payment, determined as described above, is translated into Annuity Units by dividing that amount by the value of an Annuity Unit on the Annuity Commencement Date. This number of Annuity Units remains fixed during the annuity period, and in each subsequent month the dollar amount of the annuity payment is determined by multiplying this fixed number of Annuity Units by the then current value of an Annuity Unit. (See "Appendix" for a hypothetical illustration of the above computations.)

D. Charges and Experience Rating

1. SERVICES AND FUNCTIONS FOR WHICH CHARGES ARE MADE

     GW Capital Management, LLC, doing business as MCM, 8515 E. Orchard Road, Greenwood Village, Colorado 80111, acts as investment advisor in connection with the Variable Annuity Contracts and Variable Annuity Account A. MCM became the investment advisor effective November 1, 1996 when it succeeded Great-West in that capacity. This succession involved no change of control, as defined in the 1940 Act. GWL&A performs all administrative functions relative to the Contracts and Variable Annuity Account A, provides the minimum death benefit, and assumes the mortality and expense risks under the Contract. MCM is a wholly owned subsidiary of GWL&A.

     (i) In performing investment advisory services, MCM continually provides the Committee with an investment program for its consideration. Upon approval of such an investment program by the Committee, MCM executes the program by placing orders for the purchase or sale of investments. Direct costs of acquisition or disposition of investments of Variable Annuity Account A, including brokerage charges, will be borne by Variable Annuity Account A.

     (ii)In performing all administrative functions in connection with the Variable Annuity Contract and Variable Annuity Account A, GWL&A bears all administrative expenses involved therewith, including, but not limited to, payment of expenses for salaries, rent, postage, telephone, travel, legal, actuarial and accounting services, office equipment and stationery, fees and expenses of audits of Variable Annuity Account A and fees and expenses of the Committee.

     (iii) GWL&A provides a minimum death benefit by undertaking to make a payment on the death of a Participating Employee prior to his Annuity Commencement Date, which may be in an amount exceeding the value of his individual account at the time of his death (see Paragraph 6 under "Accumulation Period.")

     (iv)GWL&A assumes an "expense risk" by undertaking never to change the deductions provided for in the Variable Annuity Contract for sales and administrative expenses and investment advisory services with respect to purchase payments made prior to the effective date of a modification of the Contract, even though such deductions may be insufficient to cover the actual cost of such items.

     (v) GWL&A assumes a "mortality risk" by its contractual undertaking, with respect to purchase payments made prior to the effective date of a modification of the Contract, to continue to make monthly life annuity payments, determined in accordance with the annuity tables and other provisions contained in the Contract, to each variable annuitant regardless of how long he lives and regardless of how long annuitants as a group live. This undertaking assures a variable annuitant that neither his own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments he will receive under the Contract and relieves the variable annuitant from the risk that he will outlive the funds which he has accumulated for retirement.

     For the extent to which the "expense risk" and the "mortality risk" borne by GWL&A is limited by the modification provisions of the Contract see, "Modifications of the Variable Annuity Contract by GWL&A."

Business and Other Connections of Investment Adviser.
----------------------------------------------------


         MCM is a wholly-owned subsidiary of GWL&A. MCM provides investment advisory services to various unregistered separate accounts of GWL&A and to Maxim Series Fund, Inc. and Orchard Series Fund, which are registered investment companies. MCM is a registered investment adviser and was established in 1994. It is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following managers and officers of MCM also are affiliated with Registrant, as follows:

Name                                Position(s)
----                                -----------

Mitchell T.G. Graye                 Manager, MCM and Committee Member, Great-West Variable Annuity Account A

Graham McDonald                     Treasurer, MCM and Treasurer, Great-West Variable Annuity Account A

Beverly A. Byrne                    Secretary, MCM and Secretary, Great-West Variable Annuity Account A


2. CHARGES

     The charges for the services and functions described above are assessed in two ways: as a deduction from purchase payments, and as a deduction from the gross investment rate of Variable Annuity Account A. GWL&A deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, deductions for sales expense may not fully cover all of the sales charges and distribution expenses actually incurred by GWL&A, and proceeds from other charges, including the mortality risk and expense charges, may be used in part to cover such expenses.

     (i) Deduction from purchase payments


     GWL&A deducted from each purchase payment in respect of a Participating Employee 3.75% of such purchase payment, consisting of 3.0% for sales expenses, ..5% for administrative expenses, and .25% for the minimum death benefit plus premium taxes if imposed at the time payment was received by GWL&A (see "Table of Premium Taxes.") In addition, GWL&A deducted a charge of $9 for sales expenses from the first purchase payment in each contract year in respect of a Participating Employee. In the case of a $180 minimum purchase payment, the deduction for sales expenses, administrative expenses and the minimum death benefit amounted to 8.75% (9.59% of amount invested), consisting of 3%, .5% and ..25%, respectively (3.29%, .55% and .27% of the amount invested), plus the additional deduction of $9 (which was the equivalent of 5% of the $180 minimum). As the amount of the purchase payment increased, the $9 additional deduction represented a smaller percentage of the purchase payment, so the total deduction for sales expenses, expressed as a percentage, would decrease to a minimum approaching 3%. Example: assuming a $1,000 annual purchase payment: 3% x $1,000 = $30.00; $30.00 + $9.00 = $39.00, which is 3.9% of $1,000. During 2000, 2001 and 2002 GWL&A's total deductions from purchase payments for sales expenses were $0, $0 and $0, respectively.

     During 2000, 2001 and 2002 GWL&A's total deductions from purchase payments for administrative expenses were: $0, $0 and $0, respectively. During 2000, 2001 and 2002 GWL&A's total deductions from purchase payments for the minimum death benefit were $0, $0 and $0, respectively.


     (ii)Deduction from the Gross Investment Rate of Variable Annuity Account A.


     For each day in a valuation period, GWL&A will make a deduction of .003285% (an effective annual rate of 1.2064%) from the gross investment rate of Variable Annuity Account A. This deduction expressed on an annual basis, consists of ..2857% for administrative expenses, .3863% for mortality risks under the Contract, .0688% for expense risks under the Contract, and .4656% for investment advisory services. The advisory fees are paid to MCM. The deductions for mortality risks and expense risks represent GWL&A's present best judgment of the apportionment of the total risk charges under the Contract between the mortality risks and the expense risks and includes an anticipated profit element to be retained by GWL&A. Such profit is available, if needed, to make up for any deficiency in any other charges under the Contract. During 2000, 2001 and 2002 GWL&A's total deductions from the gross investment rate for investment advisory services were $33,869, $31,476 and $28,355 respectively. During 2000, 2001 and 2002 GWL&A's total deductions from the gross investment rate for administrative expenses were $20,784, $19,315 and $17,399 respectively. During 2000, 2001 and 2002 GWL&A's total deductions from the gross investment rate for mortality risks under the Contract were $28,102, $26,116 and $23,526 respectively. During 2000, 2001 and 2002 GWL&A's total deductions from the gross investment rate for expense risks were $4,998, $4,647 and $ 4,190 respectively.


     The deductions from purchase payments and the deductions from the gross investment rate of Variable Annuity Account A were and are made pursuant to the terms of the Variable Annuity Contract and also, in the case of the deductions from purchase payments for sales expenses and the deductions from the gross investment rate for investment management and advisory services, were and are made pursuant to written agreements approved by the Committee; the agreement for investment advisory services has also been ratified by a majority of the votes available to Participants. Each of these agreements will continue in full force and effect from year to year until terminated by GWL&A in accordance with the terms of the Variable Annuity Contracts (see "Modifications of the Variable Annuity Contract by GWL&A"), or by the Committee. The agreement for investment advisory services may also be terminated by a majority of the votes available to Participants. Any such termination may be done on 60 days written notice without payment of any penalty.

     Either agreement will terminate automatically:

     (a) unless its continuance is specifically approved, at least annually, either (i) by the affirmative vote of a majority of the Committee, or
         (ii) by a majority of the votes available to Participants; or

     (b) upon any assignment thereof.

     In addition, each annual renewal of these agreements must be approved by the vote of a majority of the Members of the Committee who are not parties to the agreements or interested persons of any such party, cast in person at a meeting of the Committee called for the purpose of voting on such approval.

3. EXPERIENCE RATING

     Each Variable Annuity Contract provides for experience rating at the discretion of GWL&A. If the charges made by GWL&A exceed the expenses incurred, GWL&A in its discretion may allocate all, a portion, or none of such excess as an experience rating credit. The experience rating credit, if any, which accrues to any Variable Annuity Contract will be determined annually upon each Contract Anniversary by GWL&A. Application of the credit accruing to any Variable Annuity Contract will be applied by the crediting of a number of additional Accumulation Units or Annuity Units, as applicable, equal in value to the amount of the credit due (such additional units shall be credited without the deduction imposed on purchase payments.) To date, there have been no experience rating credits allocated by GWL&A pursuant to the provisions of any Variable Annuity Contract.

E. Modifications of the Variable Annuity Contract by GWL&A

     The Variable Annuity Contract provides that GWL&A could modify the charges (see Paragraph 2 under "Charges and Experience Rating"), the tables used in determining the first monthly annuity payment, and the benefit payable in the case of death prior to the Annuity Commencement Date (see Paragraph 6 under "Accumulation Period") provided that such modification would apply only with respect to purchase payments received after the effective date of the modification. To exercise its modification rights, GWL&A was required to notify the Policyholder of such modification in writing. In the case of an employee covered under the Contract at the time of the notice, or an employee whose coverage commenced on a date no later than six months after such notice, such modification would be effective five years after the Contract Anniversary on or immediately following the day of such notice (or at such earlier time as the amount of the purchase payments made after such notice equaled ten times the purchase payments made on behalf of such Participating Employee in the contract year ending on or immediately before such notice.) In the case of an employer whose coverage commenced more than six months after such notice, such modification would be effective as of the date he commenced participation. All of the charges, the annuity tables, and the benefit payable in the case of death prior to the Annuity Commencement Date which were provided in the Contract prior to the notice of a modification would remain permanently in effect with respect to purchase payments made prior to the effective date of such modification. Thus, some purchase payments on behalf of a Participating Employee may have been made long before an annuity is effected for him. Since annuity payments may continue long after that date, the provisions of the Contract in effect before a notice of modification may extend many years into the future.

     While the Variable Annuity Contract may be modified at any time by agreement between GWL&A and the Policyholder, no such change shall be applicable to benefits provided by purchase payments made prior to the effective date of such change unless the change is made to conform to the Contract, or to give the Policyholder or Participating Employees the benefit of Section 403 of the Code or such section or sections as may from time to time revise or replace said
Section 403, or any rules or regulations applicable thereto.

F. Transfer From or To Companion Contract


     The Variable Annuity Contract was issued as a supplement to a fixed-dollar annuity contract providing fixed annuity payments, and containing investment, mortality and expense commitments as specified therein (the "Companion Contract"). The Variable Annuity Contract permitted the transfer, subject to the rules of GWL&A, to the Variable Annuity Contract of sums accumulated under the Companion Contract, without the imposition of any surrender charge under the Companion Contract. The deductions described in Paragraph 2(i) under "Charges and Experience Rating," were made from any amount so transferred and the net amount credited to the employee's individual account. Under the Companion Contract, no charges were deducted at the time a premium was paid, and accordingly the imposition of such charges under the Variable Annuity Contract did not result in the duplication of charges. Such a transfer could be effected
(1) during a 9 month period commencing with the register date of the Variable Annuity Contract in which event the amount so transferred in respect of the employee shall be limited to the amount paid under the Companion Contract as premiums in respect of such employee since the date 12 months immediately prior to such register date, or (2) during the 30-day period commencing on any anniversary of the register date of the Variable Annuity Contract in which event the amount so transferred in respect of the employee is limited to the amount paid under the Companion Contract as premiums in respect of such employee since the date 12 months immediately prior to such anniversary. In addition, in order to purchase a variable annuity, sums accumulated under the Companion Contract could be transferred to the Variable Annuity Contract, in one sum or a series of semi-annual installments, during a period of no longer than 3 years which could commence no earlier than the employee's 50th birthday and end no later than the employee's variable Annuity Commencement Date.


     The Variable Annuity Contract also provides for the transfer, subject to the rules of GWL&A, of sums accumulated under the Variable Annuity Contract to the Companion Contract in order to purchase a fixed annuity with the amounts accumulated under the Variable Annuity Contract. Such a transfer could only be effected in one sum or a series of semi-annual installments during a period of no longer than 3 years which could commence no earlier than the employee's 50th birthday and end no later than the employee's variable Annuity Commencement Date.

     Contributions under the Companion Contract (the fixed-dollar annuity contract) and transfers to the Companion Contract become part of GWL&A's general account which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, and other interpretations, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and GWL&A has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the Companion Contract. Disclosures regarding the Companion Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX STATUS

Introduction

     The ultimate effect of federal income taxes on the Annuity Value, on annuity payments and on the economic benefit to the employee or beneficiary depends upon GWL&A's tax status, on the type of retirement program for which the Contract is purchased, and upon the tax and employment status of the individual concerned. Variable Annuity Account A is taxed as a part of GWL&A; not as a "regulated investment company" under Part I of Subchapter M of the Code. GWL&A is taxed as a life insurance company as described below.

TAXATION OF GWL&A

     GWL&A is taxed on its insurance business in the United States as a life insurance company in accordance with Part I of Subchapter L of the Code. Investment income and realized capital gains on the assets of Variable Annuity Account A are reinvested and are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit (see page 8 of the Variable Annuity Contract.) Under existing federal income tax law, such amounts do not result in any tax on GWL&A which will be chargeable to Participating Employees or Variable Annuity Account A. GWL&A reserves the right to make a deduction from the Participant Annuity Account for taxes, if any, imposed with respect to such items in the future.

SECTION 403(b) TAX-SHELTERED ANNUITIES

     Set forth below are some general comments concerning tax-sheltered annuities under Section 72 and Section 403(b) of the Code. It should be understood that the following discussion is not exhaustive, and that special rules may apply to certain situations not discussed here. The discussion is based upon GWL&A's understanding of current federal income tax law and no representation is made regarding the likelihood of continuation of current law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider state or other tax laws. The policyholder, Participating Employees and beneficiaries are responsible for determining that Contributions, distributions and other transactions with respect to the Contract comply with applicable laws. FOR FURTHER INFORMATION, CONSULT A QUALIFIED TAX ADVISER.

Eligible Employers

     Tax-exempt organizations described in Section 501(c)(3) and public educational organizations are permitted to purchase Section 403(b) tax-sheltered annuities for employees. Amounts contributed toward the purchase of such annuities are excluded from the gross income of the employee in the year contributed to the extent that the contributions do not exceed certain contribution limitations.

Federal Tax Treatment of Contributions

     Federal income tax is deferred on contributions to the extent that the aggregate amount contributed to an annuity per year for an employee does not exceed: (1) the overall contribution limit in Section 415; and (2) the elective deferral limitation in Section 402(g) of the Code. Additionally, the amount which a highly compensated employee may contribute may be further reduced to enable the plan to meet the discrimination testing requirements. Amounts contributed to a Section 403(b) annuity contract may be subject to FICA and FUTA tax when contributed.

     The net investment gain, if any, reflected in the participating employee's individual account is not taxable until received by the Participating Employee or his beneficiary.

     Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the plan and included in the participant's gross income in accordance with IRS rules and regulations. Excess amounts which are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes and penalties to the participant.

Portability

     Revenue Ruling 90-24 allows participants to transfer funds from one Section 403(b) annuity or custodial account to another Section 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation. If the Section 403(b) plan is employer-sponsored, transfers under Rev. Rul. 90-24 may be restricted to 403(b) providers approved by the plan sponsor.

     When the participant is eligible to take a distribution from the plan, eligible rollover distributions may be rolled over to an individual retirement account, an individual retirement annuity, a qualified plan, an eligible deferred compensation plan described in Section 457(b) or another Section 403(b) annuity contract or custodial account, ("Eligible Retirement Plan") as provided in the Code. Amounts properly rolled over will not be included in gross income until a distribution is taken from the Eligible Retirement Plan.

Distribution Restrictions

     Pre-1989 salary reduction contributions to a Section 403(b) annuity contract may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1/2, unless an exception applies under Section 72(t). Amounts transferred into the annuity contract from a Section 403(b)(7) custodial account, as well as post-1988 salary reduction contributions and earnings, and the earnings on the December 31, 1988, account balance, may not be distributed prior to age 59 1/2, unless the employee dies, becomes disabled, severs employment or suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount which may be distributed for financial hardship.

Required Beginning Date/Required Minimum Distributions

     Distributions generally, must commence no later than the later of April 1 of the Calendar year following the Calendar year in which the employee (i) attains the age of 70 1/2, or (ii) retires, and must be made in a specified form and manner. If the employee is a "5 percent owner", as defined in the Code, distributions generally must begin no later than the date described in (i).

     Amounts accruing after December 31, 1986, under tax sheltered annuities must be distributed in compliance with minimum distribution requirements. In addition, distributions, regardless of when the amounts accrued, must satisfy the "incidental benefit" or "minimum distribution incidental benefit" rule, under IRC Section 403(b)(10). If the amount distributed does not meet the minimum requirements, a 50% penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under
Section 4974. These rules are extremely complex, and the employee should seek the advise of a competent tax adviser.

Federal Taxation of Distributions

     All payments received from a Section 403(b) annuity contract are normally taxable in full as ordinary income to the employee. Since premiums derived from salary reduction previously have not been taxed to the employee, they cannot be treated as a cost basis for the contract. The employee will have a cost basis for the contract only when after-tax contributions have been made.

     If the employee takes the entire value in the contract in a single sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax contributions were made. No special averaging treatment is currently available for lump sum distributions. Partial distributions received before the annuity starting date by an employee who has made after-tax contributions are taxed under a rule that provides for pro-rata recovery of costs. Section 72(e)(8). If an employee who has a cost basis for his contract receives life annuity or installment payments, the cost basis will be recovered from the payments under the annuity rules of Section 72. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.

Premature Withdrawals

     Penalty taxes may apply to certain distributions from Section 403(b) annuities. Distributions made before the employee attains age 59 1/2 are premature distributions and subject to an additional tax equal to 10% of the amount of the distributions which is includable in gross income in the tax year. However, under Code Section 72(t), the penalty tax may not apply to distributions: (1) made to a beneficiary on or after the death of the employee;
(2) attributable to the employee's being disabled within the meaning of Code
Section 72(m)(7); (3) made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the employee or the joint lives or life expectancies of the employee and his designated beneficiary; (4) made to an employee on account of separation from service after attaining age 55; (5) properly made to an alternate payee under a qualified domestic relations order; (6) made to an employee for medical care, but not in excess of the amount allowable as a medical expense deduction to the employee for amounts paid during the taxable year for medical care; (7) timely made to correct an excess aggregate contribution; or (8) timely made to reduce an excess elective deferral.

     If exception (3) above is applicable at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability), before the Contract Owner reaches age 59 1/2 or, within five years of the date of the first payment, whichever is later, the Contract Owner is liable for the 10% penalty plus interest on all payments received before age 59 1/2. This penalty is imposed in the year the modification or discontinuance occurs.

Distributions on Death of Employee

     Distributions made to a beneficiary upon the employee's death must be made pursuant to the rules contained in Section 401(a)(9) of the Code and the regulations thereunder. Generally, if the employee dies while receiving annuity payments or other required minimum distributions under the plan and before the entire interest in the account has been distributed, the remainder of his interest must be distributed to the beneficiary at least as rapidly as under the method in effect as of the employee's date of death.

     If the employee dies before payments have begun, his entire interest must generally be distributed in full on or before December 31st of the calendar year that contains the fifth anniversary of the date of the employee's death. This five-year rule applies to all non-individual beneficiaries. However, if an individual other than the surviving spouse has been designated as beneficiary, payments may be made over the life of that individual or over a period not extending beyond the life expectancy of that individual so long as payments begin on or before December 31 of the year following the year of death. If the beneficiary is the employee's spouse, distributions are not required to begin until the date the employee would have attained age 70 1/2. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the employee. Participants and beneficiaries should seek competent tax or legal advice about the tax consequences of distributions.

Federal Income Tax Withholding

     Effective January 1, 1993, certain distributions are defined as "eligible rollover distributions." Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another Section 403(b) annuity contract or custodial account. With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the employee elects not to have federal income tax withheld from these payments.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

INVESTMENT OBJECTIVES AND POLICIES

     The objectives and policies in making investments for Variable Annuity Account A are set forth below:

     1. The principal investment objective will be the selection of investments which are deemed to provide long-term growth of capital. However, occasional investments, up to a maximum of 15% of the value of the assets of Variable Annuity Account A at the time such an investment is made, may be made for the purpose of seeking short-term profits. It is intended to seek the maximum growth of capital which is not inconsistent with an investment policy intended to be sufficiently conservative to achieve at least enough long-term growth of capital to offset anticipated decreases in the purchasing power of the dollar. There is no assurance that this objective will be attained.

     2. The assets of Variable Annuity Account A will be invested primarily in common stocks. A relatively small percentage of such assets may be invested in preferred stocks, bonds, debentures, notes and other evidences of indebtedness of a character customarily acquired by institutional investors, whether or not publicly distributed. These may or may not be convertible into common stock or accompanied by warrants to acquire common stock. There may be times, however, when economic conditions or general levels of common stock prices are such that, on the basis of combined considerations of risk, income and capital gains, a larger than usual portion of the assets of Variable Annuity Account A will be held in such investments. It is contemplated that investments will be primarily in securities issued in the United States, but the right is reserved to invest in securities issued in Canada up to a maximum of 25% of the value of the assets in Variable Annuity Account A at the time an investment is made.

     3. The assets of Variable Annuity Account A will be kept fully invested, except that:

     (a) sufficient cash will be kept on hand to meet variable annuity contract payments, and

     (b) reasonable amounts of cash and/or United States government securities, or other short term securities may be held for temporary periods pending investment.

     4. No investment in the securities of any one issuer may exceed 5% of the value of the assets of Variable Annuity Account A at the time the investment is made except obligations of the United States government and instrumentalities thereof.

     5. No investment in the voting securities of any one issuer may exceed 5% of its outstanding voting securities.

     6. Borrowing is not contemplated, but the right is reserved to borrow from banks for temporary purposes up to a maximum of 5% of the value of the assets of Variable Annuity Account A at the date of borrowing.

     7.  Securities of other issuers will not be underwritten.

     8. Investments in Variable Annuity Account A will not be concentrated in any particular industry, or groups of industries, but the right is reserved to invest not more than 25% of the value of the assets of Variable Annuity Account A at the time of the investment in any one industry.

     9. Investments in real estate will not be a principal activity, but the right is reserved to invest in real estate or interests in real estate up to 10% of the value of the assets of Variable Annuity Account A at the time any such investment is made.

     10. No purchases will be made of commodities or commodity contracts.

     11. Loans may be made through the acquisition of bonds, debentures, notes, or other evidences of indebtedness, of a type customarily purchased by institutional investors, whether publicly distributed or not. Except for such acquisitions, loans will not be made.

     12. Investments in securities which cannot be sold to the public without registration of such securities with the Securities and Exchange Commission and which have not been so registered will be limited to 10% of the value of the assets of Variable Annuity Account A at the time any such investment is made.

     13. Short sales, purchases on margin or purchases of put or call options or combinations thereof, will not be made.

     14. Income and realized capital gains derived from the assets of Variable Annuity Account A will be reinvested.

     15. In addition to conforming to the investment policies described herein, all investments of the assets of Variable Annuity Account A must be permissible investments under the Colorado Insurance Code. Pertinent provisions of that Act, not otherwise reflected in the specific statements of objectives and policies include, in summary style:

     (a) investment is permitted:

     (i) in the common shares of a corporation which has, in each of the five years immediately preceding the investment, paid a dividend, or had earnings available for the payment of a dividend, of at least 4% of the average value at which the shares were carried in the capital account of the corporation during the year in which the dividend was paid, or in which the earnings were available for payment (the value at which the shares are carried in the capital account of the corporation does not necessarily bear any relationship to the market value of that stock);

     (ii)in the preferred shares of a corporation which has, in each of the five years immediately preceding the investment; paid a dividend at least equal to the specified annual rate on all its preferred shares, or in the preferred shares of a corporation whose common shares are a permitted investment.

     (b) Investment in specified bonds, debentures or other evidences of indebtedness is permitted, including investment in specified government securities, municipal securities, revenue bonds, bonds secured by mortgage, and equipment trust certificates.

     16. Variable Annuity Account A will not issue any senior securities as that term is defined in the Investment Company Act of 1940.

     17. No investments in the securities of a company will be made for the purpose of exercising control or management over such company.

     18. Investments in securities of other investment companies are not contemplated, but the right is reserved to purchase such securities other than from the issuer, up to a maximum of 10% of the value of the assets of Variable Annuity Account A at the time any such investment is made, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

     The investment objectives and policies shown in Items 1 through 16 are fundamental, and may not be changed without approval of a majority of the votes available to Participants.

ALLOCATION OF PORTFOLIO BROKERAGE

         Subject to the direction of the Committee, MCM is primarily responsible for placement of the Variable Annuity Account A's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. MCM does not have an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Variable Annuity Account A to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM generally will seek reasonably competitive commissions, the policy of Variable Annuity Account A of seeking to obtain the most favorable net results means Variable Annuity Account A will not necessarily pay the lowest spread or commission available.

         Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the United States. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a "net" basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or "mark down" sometimes called a "spread") that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by Variable Annuity Account A of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an "underwriting discount" or "selling concession") which is paid by the issuer to the underwriter or dealer.

         In selecting brokers and dealers through which to effect portfolio transactions for the Variable Annuity Account A, MCM may give consideration for investment research information or services provided to them by brokers and dealers, and cause Variable Annuity Account A to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Variable Annuity Account A portfolio transactions to the broker or dealer providing the information or service.

         MCM may use any investment research information or services obtained through the direction of commissions on portfolio transactions of Variable Annuity Account A in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of Variable Annuity Account A the transactions of which are directed to the broker or dealer providing the investment research information or services.

         If in the best interests of both Variable Annuity Account A and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing Variable Annuity Account A and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for Variable Annuity Account A, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

     MCM continually provides the Committee with an investment program for its consideration. Upon approval of such an investment program by the Committee, MCM executes the program by placing orders for the purchase or sale of investments. MCM is responsible for making Variable Annuity Account A's portfolio decisions once approval of an investment program by the Committee has been obtained, and assumes responsibility for placing Variable Annuity Account A's brokerage business and, where applicable, negotiating the amount of the commission rate paid. If orders for the purchase or sale of investments at any one time are made by MCM on its own behalf and on behalf of Variable Annuity Account A, then the over-all brokerage commissions are allocated between MCM and Variable Annuity Account A on a basis directly proportionate to the size of the respective orders of Variable Annuity Account A and MCM.


     MCM has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of approved investments; it being the intention of MCM to place such orders with the objective of obtaining the best price, execution and available data. Brokerage commissions are negotiated as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data which can be of value. In negotiating commissions, MCM is permitted under the Investment Advisory Services Agreement to give consideration to the use and value of such data and to the quality of execution supplied. In placing orders for the purchase or sale of approved investments MCM has not placed portfolio transactions with any particular brokers, it being MCM's intention to place such orders with the objectives of obtaining the most favorable prices, competent execution and pertinent research and statistical data. To the extent that MCM uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by MCM in determining its fee for investment advisory services. When purchasing or selling securities trading on the over-the-counter market, MCM will generally execute the transaction with a broker engaged in making a market for such securities. The aggregate amount of commission paid to brokers in connection with the purchases and sales of investment assets for Variable Annuity Account A during 2000, 2001 and 2002 was $6,008, $1,484 and $5,129 respectively. During 2002, 100.00% of the Variable Annuity Account A's brokerage commissions were paid to brokers who furnish statistical data and research.


PORTFOLIO TURNOVER RATE


     During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of Variable Annuity Account A will not exceed 50%. However, any particular security will be sold and the proceeds re-invested whenever such action is deemed prudent from the viewpoint of Variable Annuity Account A's investment objectives, regardless of the holding period of such security. During any period when changing economic or market conditions are anticipated, resulting shifts in portfolio emphasis may significantly increase the rate of portfolio turnover. High turnover involves correspondingly heavier brokerage commission expenses which Variable Annuity Account A must pay. The rate of portfolio turnover for Variable Annuity Account A for the calendar years 2000, 2001 and 2002 was: 15.42%, 14.13% and 37.55%
respectively.



VOTING RIGHTS

     Participants will be entitled to vote at the annual meetings of the Participants as required by the 1940 Act. Under current requirements Participants are entitled to vote on:

     (1) Any change in the fundamental investment objectives or policies of Variable Annuity Account A (see "Investment Objectives and Policies" numbers 1 through 16.)

     (2) Election of the Members of the Committee.

     (3) Ratification of independent auditors for Variable Annuity Account A.

     (4) Any other business which may properly come before the meeting.

     A Participant who had Accumulation Units credited to his account under a Variable Annuity Contract on the record date may cast one vote for each such Accumulation Unit. A Participant receiving annuity payments under a variable Annuity Contract on the record date may cast a number of votes equal to the dollar amount of the assets maintained in Variable Annuity Account A on the record date to meet the annuity obligations relating to such Participant divided by the value of an Accumulation Unit on the record date. As a Participant receives annuity payments, the number of votes to which he will be entitled will decrease.

     The record date for determining the number of votes which a Participant may cast at an annual meeting shall be December 31 of each year. Each Participant shall be sent a notice of the meeting of Participants.

MANAGEMENT

     GWL&A is managed by its Board of Directors, at least one third of whom are elected by its participating policyholders and the remainder of whom are elected by its shareholders. The operation of Variable Annuity Account A is subject to the direction and approval of the Committee, in accordance with Rules and Regulations adopted by the Committee. Members of the Committee are elected by Participants at annual meetings. Such Members are elected for a one year term. A majority of the Members of the Committee must be persons who are not otherwise "interested persons" of GWL&A as that term is defined in the 1940 Act. Furthermore, a majority of the Members of the Committee must be citizens of the United States and a majority of such Members who are United States citizens must be resident in the United States.

A. Members and Officers of the Variable Annuity Account Committee

 Name, address    Position(s)       Principal Occupation(s) during Past 5 Years                          Other
    and age        Held with                                                                         Directorships
                 Account, Term                                                                     Held by Committee
                   of Office                                                                             Member
                   (Length of
                  Time Served)

----------------------------------------------------------------------------------------------------------------------
Independent Committee Members
----------------------------------------------------------------------------------------------------------------------


Rex Jennings       Committee     President Emeritus, Denver Metro Chamber of                       Trustee, Orchard
(77)                 Member      Commerce                                                          Series Fund,

                                                                                                   Director, Maxim
                   March 22,                                                                       Series Fund
                    1988 to
                    present
----------------------------------------------------------------------------------------------------------------------


Richard P.         Committee     Retired Educator                                                  Trustee, Orchard
Koeppe (70)          Member                                                                        Series Fund,

                                                                                                   Director, Maxim
                   April 30,                                                                       Series Fund
                    1987 to
                    present
----------------------------------------------------------------------------------------------------------------------


Sanford Zisman     Committee     Attorney, Firm of Zisman, Ingraham and Daniel,                    Trustee, Orchard
(62)                 Member      P.C.                                                              Series Fund,

                                                                                                   Director, Maxim
                   March 19,                                                                       Series Fund;
                    1982 to                                                                        Jones Intercable,
                    present                                                                        Inc.

----------------------------------------------------------------------------------------------------------------------
Interested Committee Members
and Officers of Variable Annuity Account A
----------------------------------------------------------------------------------------------------------------------

*William T.        Committee     President and Chief Executive Officer of GWL&A;                   Trustee, Orchard
McCallum (60)     Chairperson    President and Chief Executive Officer, United                     Series Fund,
                 and President   States Operations, The Great-West Life Assurance                  Director, Maxim
                                 Company (1990 to present); Co-President and                       Series Fund Inc.;

                  June 1, 2000   Chief Executive Officer of Great-West Lifeco                      Director,
                   to present    Inc.; President and Chief Executive Officer of                    Great-West Lifeco
                                 GWL&A Financial Inc.; President and Chief                         Inc.
                                 Executive Officer of First Great-West Life &
                                 Annuity Insurance Company
----------------------------------------------------------------------------------------------------------------------


*Mitchell T.G.     Committee     Executive Vice President and Chief Financial                      Trustee, Orchard
Graye                Member      Officer of GWL&A; Executive Vice President and                    Series Fund,
(47)                             Chief Financial Officer, United States                            Director, Maxim
                  June 1, 2000   Operations, The Great-West Life Assurance                         Series Fund Inc.
                   to present    Company; Executive Vice President and Chief

                                 Operating Officer, One Benefits, Inc.;
                                 Executive Vice President and Chief Financial
                                 Officer of GWL&A Financial Inc.; Manager and
                                 President, MCM; Director and Executive Vice
                                 President, Orchard Trust Company
----------------------------------------------------------------------------------------------------------------------


*Graham            Treasurer     Vice President, Corporate Finance and Investment
McDonald (56)                    Operations, GWL&A; Treasurer, MCM, Orchard
                  November 29,   Capital Management, LLC, Orchard Series Fund and
                    2001 to      Maxim Series Fund Inc.; Director and President,
                    present      Greenwood Investments, LLC

----------------------------------------------------------------------------------------------------------------------


*Beverly A.      Secretary       Vice President and Counsel, U.S. Operations,
 Byrne (47)                      The Great-West Life Assurance Company and
                 April 19,       Orchard Trust Company; Vice President, Counsel
                 1997 to         and Associate Secretary, GWL&A, GWL&A Financial
                 present         Inc., First Great-West Life & Annuity Insurance

                                 Company; Vice President, Counsel and Secretary,
                                 Financial Administrative Services Corporation;
                                 Secretary, MCM, One Orchard Equities, Inc.
                                 ("One Orchard"), Greenwood Investments, LLC,
                                 BenefitsCorp Equities, Inc., BenefitsCorp,
                                 Inc., Advised Assets Group, LLC, Maxim Series
                                 Fund Inc., and Orchard Series Fund.
----------------------------------------------------------------------------------------------------------------------


* Refers to a Committee Member or officer who is an "interested person" (as defined in the 1940 Act) of Variable Annuity Account A by virtue of their affiliation with either Variable Annuity Account A or MCM.

----------------------

B. Executive and Audit Committee.

     The Committee has two standing sub-committees: an Executive Committee and an Audit Committee


     The Executive Committee may exercise all the powers and authority of the Committee in the management and affairs of Variable Annuity Account A. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2002.

     As set out in Variable Annuity Account A's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Variable Annuity Account A's financial accountability and financial reporting by providing a means for Variable Annuity Account A's disinterested Committee members to be directly informed as to, and participate in the review of, Variable Annuity Account A's audit functions. Another objective is to ensure the independence and accountability of Variable Annuity Account A's outside auditors and provide an added level of independent evaluation of Variable Annuity Account A's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2002.


C. Compensation of Members of Variable Annuity Account Committee

     No officer or Member of the Committee and no officer or Director of GWL&A receives any compensation from Variable Annuity Account A. GWL&A pays all expenses relative to Variable Annuity Account A's operations, for which GWL&A deducts certain amounts. (see Paragraph 2 under "Charges and Experience Rating.") The Members of the Committee who are not active employees of GWL&A are not paid for their services rendered to Variable Annuity Account A.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Variable Annuity Contracts were sold only in the United States by life insurance salesmen who represented Great-West and who were licensed by the state insurance departments, and by certain employees of Great-West. Effective April 16, 1984, however, Great-West ceased issuing new Variable Annuity Contracts. Furthermore, effective May 1, 1987, Great-West ceased permitting new participants to be enrolled under existing variable annuity contracts, and with respect to any Variable Annuity Contracts for which there were fewer than 25 participants, ceased accepting additional contributions. Effective May 1, 1989, GWL&A announced that it would not accept additional contributions on any variable annuity.

     Great-West was registered under the Securities Exchange Act of 1934 as a broker-dealer. All persons engaged in selling Variable Annuity Contracts were required to successfully complete a securities examination required by the Securities and Exchange Commission. Where state law required, such persons were also trained or registered as securities salesmen.

REGULATION

     As a life insurance company organized and operated under the laws of Colorado, GWL&A is subject to provisions governing such companies and to supervision and regulation by the Department of Insurance of Colorado. GWL&A must also comply with the laws of the states in which it is licensed to transact business.

     The laws of Colorado and of other states in which GWL&A is licensed to transact business provide for regulation and supervision of the variable annuity activities of life insurance companies. Included in such regulation are requirements relating to mandatory contract provisions, examination and approval of contract forms and the administration and maintenance of variable annuity accounts. Such state regulation does not involve any supervision or control over the investment policy of Variable Annuity Account A or the selection of investments thereof, except for verification that any such investments are permissible under applicable law.

     An annual statement in the form prescribed by the National Association of Insurance Commissioners ("N.A.I.C.") relating to GWL&A's assets, transactions and affairs with respect to its business for the preceding year must be filed by GWL&A with the State of Colorado and with each of the other states in which it does business on or before March 1 of each year. The books and records of GWL&A's business are subject to review and examination by the Colorado Insurance Department, and by the insurance departments of the other states in which it does business, at all times. At least once every three years, a full examination of GWL&A's operations is conducted, under the auspices of the N.A.I.C.

TRUSTEE FOR ASSETS OF VARIABLE ANNUITY ACCOUNT A

     The Bank of New York, 48 Wall Street, New York, NY 10015, is the trustee of the assets of Variable Annuity Account A under a written trust agreement complying with the requirements imposed by the insurance laws of various states in which GWL&A conducts business.

LEGAL PROCEEDINGS

     There are no material legal proceedings pending to which Variable Annuity Account A or GWL&A is a party.

LEGAL ADVICE

     Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Suite 400 East, Washington, D.C. 20007-5208 has provided advice on certain matters relating to the federal securities laws.

INDEPENDENT AUDITORS


     The statement of assets and liabilities of the Great-West Variable Annuity Account A, including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended December 31, 2002, incorporated by reference to Registrant's annual report on N-30D filed on February 27, 2003, File No. 811-01737, Accession No. 0000043498-03-000001, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


OTHER VARIABLE ANNUITY CONTRACTS

     It is contemplated that other forms of group or individual variable annuity contracts of GWL&A may be sold in the future, providing benefits which vary in accordance with the net investment experience of Variable Annuity Account A.

TABLE OF PREMIUM TAXES

     State or local premium taxes, if any, may have been imposed at the time a purchase payment was made or, as is generally the case, at the Annuity Commencement Date. (see "Accumulation Period," paragraph 7, as to possible refunds of premium taxes.) For plans qualifying under Section 403(b) of the Code, such premium taxes in the states in which GWL&A does business are as follows:

Alabama                   None                Kentucky             None                North Dakota         None
Alaska                    None                Louisiana            None                Ohio                 None
Arizona                   None                Maine                2.00%               Oklahoma             None
Arkansas                  None                Maryland             None                Oregon               None
California                2.35%               Massachusetts        None                Pennsylvania         None
Colorado                  None                Michigan             None                Rhode Island         None
Connecticut               None                Minnesota            None                South Carolina       None
Delaware                  None                Mississippi          None                South Dakota         1.25%
District of Columbia      None                Missouri             None                Tennessee            None
Florida                   1.00%               Montana              None                Texas                None
Georgia                   None                Nebraska             None                Utah                 None
Hawaii                    None                Nevada               3.50%               Vermont              None
Idaho                     None                New Hampshire        None                Virginia             None
Illinois                  None                New Jersey           None                Washington           None
Indiana                   None                New Mexico           None                West Virginia        1.00%
Iowa                      None                New York             None                Wisconsin            None
Kansas                    None                North Carolina       None                Wyoming              1.00%


NOTE: The foregoing rates are subject to amendment by legislative act and, in cases where the rates shown are different from those applicable to non-tax benefited contracts, the applicability of the stated rates may be subject to administrative interpretation.

APPENDIX

Computation of Accumulation Unit Value

     The following hypothetical example illustrates the computation of the Accumulation Unit value on each valuation date. (see Paragraphs 3 and 4 under "Accumulation Period")

     Assume that the value of the assets of Variable Annuity Account A at the end of the valuation date of May 15th of some year was $5,000,000; that the value of an Accumulation Unit for such valuation date was $1.13500000; and that during the valuation period terminating at the end of the valuation date of May 16th the investment income was $1,000, the net realized capital gains were $6,000 and the net unrealized capital losses were $5,000. The gross investment rate for the valuation period would thus be equal to (a) $2,000 ($1,000, plus $6,000, less $5,000) divided by (b) $5,000,000 which produces .0400%
(.00040000.) The net investment rate for the valuation period is determined by deducting .003285% (.00003285) from the gross investment rate, which results in a net investment rate of .036715% (.00036715.) The net investment factor for the valuation period would be determined as the net investment rate plus 1.00000000 or 1.00036715.

     The value of the Accumulation Unit for the valuation date of May 16th would be equal to the value for the preceding period ($1.13500000) multiplied by the net investments factor for the current period (1.00036715) which produces $1.13541672.

Computation of Annuity Unit Value

     The following hypothetical example illustrates the computation of the Annuity Unit value and the amount of the first and subsequent monthly annuity payments. (see Paragraphs 3 through 6 under "Annuity Period.")

     Assume that an employee at the Annuity Commencement Date has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the first valuation date in the month preceding the Annuity Commencement Date was $1.15000000, producing a total value of his individual account of $34,500. Assume also that the employee elects an option for which the table in the Variable Annuity Contract indicates the first monthly payment is $65.65 per $10,000 of value applied; the first monthly annuity payment would thus be 3.4500 multiplied by $65.65 or $226.49.

     Assume that the Annuity Unit value on the Annuity Commencement Date was $1.10000000. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 205.900000. The value of this same number of Annuity Units will be paid in each subsequent month.

     Assume further that the Accumulation Unit value on the first valuation date in the month preceding the month in which the next annuity payment is due was $1.15600000. The annuity change factor for the month in which the next annuity payment is due will be the product obtained by multiplying (a) the ratio of $1.15600000 to $1.15000000 (the Accumulation Unit value on the first valuation date of the second preceding month, which was the Accumulation Unit value used to value the employee's individual account) by (b) .99713732 (the factor to neutralize the assumed rate of 3.5% per annum already taken into account in determining the number of Annuity Units as described above), producing an annuity change factor of 1.00233978. This is then multiplied by the Annuity Unit value for the preceding month ($1.10000000) to produce an Annuity Unit value of $1.10257376.

     The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value, or 205.900000 times $1.10257376, which produces a current monthly payment of $227.02.

Historical Record of Accumulation Units


     The following is an historical record of the values of an Accumulation Unit as of the last valuation date of each quarter to December 31, 2002.

Date                    Value            Date                   Value             Date                   Value
----                    -----            ----                   -----             ----                   -----
January 3, 1969         $1.00000000      June 30, 1981          $1.31151501       December 31, 1993      $6.22231381
March 28, 1969          $1.07468400      September 30, 1981     $1.21957549       March 31, 1994         $6.07099873
June 27, 1969           $1.07583259      December 31, 1981      $1.34034823       June 30, 1994          $5.98373289
September 30, 1969      $1.04319336      March 31, 1982         $1.22060069       September 30, 1994     $6.21184797
December 31, 1969       $1.05956294      June 30, 1982          $1.21747890       December 31, 1994      $6.07070336
March 31, 1970          $1.05322327      September 30, 1982     $1.32107048       March 31, 1995         $6.43386353
June 30, 1970           $ .86337212      December 31, 1982      $1.54829628       June 30, 1995          $6.93539739
September 30, 1970      $ .98057690      March 31, 1983         $1.72492408       September 30, 1995     $7.34349110
December 31, 1970       $1.08416020      June 30, 1983          $1.88999803       December 31, 1995      $7.50058268
March 31, 1971          $1.28783953      September 30, 1983     $1.85391985       March 31, 1996         $7.97167430
June 30, 1971           $1.31417688      December 31, 1983      $1.86959830       June 30, 1996          $8.16277408
September 30, 1971      $1.34600160      March 31, 1984         $1.77987261       September 30, 1996     $8.36088935
December 31, 1971       $1.40624309      June 30, 1984          $1.74123169       December 31, 1996      $8.76699327
March 31, 1972          $1.50937876      September 30, 1984     $1.89436321       March 31, 1997         $9.10319430
June 30, 1972           $1.46441659      December 31, 1984      $1.94021457       June 30, 1997          $9.87479147
September 29, 1972      $1.41141921      March 31, 1985         $2.11639231       September 30, 1997     $10.11055595
December 31, 1972       $1.43641768      June 30, 1985          $2.31593116       December 31, 1997      $10.66148379
March 30, 1973          $1.14518173      September 30, 1985     $2.17502453       March 31, 1998         $10.99141808
June 29, 1973           $ .94975920      December 31, 1985      $2.50415588       June 30, 1998          $11.46520474
September 28, 1973      $1.12752636      March 31, 1986         $2.92575544       September 30, 1998     $9.63105524
December 31, 1973       $ .98798465      June 30, 1986          $3.12894373       December 31, 1998      $11.95317612
March 29, 1974          $ .92504974      September 30, 1986     $2.79849885       March 31, 1999         $12.29221948
June 28, 1974           $ .84636772      December 31, 1986      $2.9299694        June 30, 1999          $13.52815376
September 30, 1974      $ .69582357      March 31, 1987         $3.45357315       September 30, 1999     $12.49689723
December 31, 1974       $ .76438983      June 30, 1987          $3.47692861       December 31, 1999      $12.40218931
March 31, 1975          $ .85484991      September 30, 1987     $3.58107036       March 31, 2000         $ 12.53233074
June 30, 1975           $ .94523691      December 31, 1987      $2.90927633       June 30, 2000          $ 12.24858685
September 30, 1975      $ .86720026      March 31, 1988         $3.03211290       September 30, 2000     $13.38557109
December 31, 1975       $ .89703274      June 30, 1988          $3.14170371       December 31, 2000      $ 14.31497677
March 31, 1976          $1.02654318      September 30, 1988     $3.19555027       March 31, 2001         $13.73607754
June 30, 1976           $1.04254066      December 31, 1988      $3.24632490       June 30, 2001          $ 14.31362550
September 30, 1976      $1.02175714      March 31, 1989         $3.40048089       September 30, 2001     $ 12.85597815
December 31, 1976       $1.06312535      June 30, 1989          $3.66057985       December 31, 2001      $ 13.99677835
March 31, 1977          $ .96668709      September 30, 1989     $4.03595925       March 31, 2002         $15.05815490
June 30, 1977           $ .97779837      December 31, 1989      $4.16667314       June 30, 2002          $14.19273347
September 30, 1977      $ .91543186      March 31, 1990         $4.10420565       September 30, 2002     $11.81737430
December 31, 1977       $ .91330430      June 30, 1990          $4.40575331       December 31, 2002      $12.43353369

March 31, 1978          $ .88025820      September 30, 1990     $3.95067300
June 30, 1978           $ .94981303      December 31, 1990      $4.09586804
September 30, 1978      $1.02175412      March 31, 1991         $4.67731834
December 31, 1978       $ .94566769      June 30, 1991          $4.46997251
March 31, 1979          $1.03700469      September 30, 1991     $4.70629835
June 30, 1979           $1.03384794      December 31, 1991      $5.17489662
September 30, 1979      $1.07966980      March 31, 1992         $5.00089395
December 31, 1979       $1.09861144      June 30, 1992          $4.90045709
March 31, 1980          $1.02778990      September 30, 1992     $4.94334533
June 30, 1980           $1.15888482      December 31, 1992      $5.39680799
September 30, 1980      $1.24125856      March 31, 1993         $5.70268053
December 31, 1980       $1.34937658      June 30, 1993          $5.91443136       These Historical Accumulation Units are
                                                                                  Unaudited.
March 31, 1981          $1.34420316      September 30, 1993     $6.20352631

FINANCIAL STATEMENTS OF VARIABLE ANNUITY ACCOUNT A


Financial Statements of Great-West Variable Annuity Account A are incorporated by reference to Registrant's annual report on N-30D filed on February 27, 2003, File No. 811-01737, Accession No. 0000043498-03-000001. The audited Financial Statements of Great-West Variable Annuity Account A cover the financial position as of December 31, 2002, the results of operations for the year ended December 31, 2002, and the changes in net assets for each of the years ended December 31, 2001 and 2002 and financial highlights for each of the five years in the period ended December 31, 2002.



                                     PART II

                                OTHER INFORMATION

Item 1.  Financial Statements and Exhibits

         (a)      Financial Statements:


         Financial Statements of Great-West Variable Annuity Account A are incorporated by reference to Registrant's annual report on N-30D filed on February 27, 2003, File No., 811-01737, Accession No.
         0000043498-03-000001.


         (b) Exhibits:


         Exhibit Numbers 1, 2, 4, 8, 10 and 11 are incorporated herein by reference to Registrant's Amendment No. 24 filed with the Commission on April 30, 1999.


         Exhibit Numbers 3, 6, 7, 9, 12, 13, 14 and 15 are not applicable to the Registrant.

         Exhibit Number 5 is incorporated herein by reference to Registrant's Amendment No. 23 filed with the Commission on April 24, 1998.

Item 2. Persons Controlled by or under Common Control by the Registrant.

         (State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.4%  - Power Financial Corporation (Canada) - Holding Company

               81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding
                            Company

                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) -
                                Holding Company
                         100.0% - GWL&A Financial Inc. (Delaware) - Holding
                                  Company
                          100.0%  - Great-West Life & Annuity Capital I
                                    (Delaware) - Business Trust
                              100.0%  - Great-West Life & Annuity Insurance
                                        Company (of which Variable Annuity
                                        Account A is a separate account)
                                        (Colorado) - Life and Health Insurance
                                        Company
                                        100.0% - First Great-West Life &
                                                 Annuity Insurance Company
                                                 (New York) - Life and Health
                                                 Insurance Company
                                        100.0% - Advised Assets Group, Inc.
                                                 (Colorado) - Investment Adviser
                                        100.0% - Alta Health & Life Insurance
                                                 Company (Indiana) - Life and
                                                 Health Insurance Company
                                                 100.0%  - Alta Agency, Inc.
                                                           (New York) -
                                                           Insurance Agency
                                        100.0%  - BenefitsCorp, Inc. (Delaware)
                                                  - Insurance Agency

                                                  100.0%  - BenefitsCorp
                                                            Equities, Inc.
                                                            (Delaware) -
                                                            Securities
                                                            Broker/Dealer
                                                  100.0% - BCC Corp of Wyoming,
                                                           Inc. (Wyoming) -
                                                           Insurance Agency

                                        100.0%  - National Plan Coordinators of
                                                  Delaware, Inc. (Delaware) -
                                                  Third Party Administrator
                                                  100.0%  - NPC Securities, Inc.
                                                            (California) -
                                                            Securities
                                                            Broker/Dealer

                                                  100.0%  - National Plan
                                                            Coordinators of
                                                            Washington, Inc.
                                                            (Washington) - Third
                                                            Party Administrator
                                                  100.0%  - P.C. Enrollment
                                                            Services & Insurance
                                                            Brokerage, Inc.
                                                            (Massachusetts) -
                                                            Insurance Agency
                                        100.0%  - One Benefits Corporation
                                                  (Colorado) - Holding Company
                                                  100.0%  - One Health Plan of
                                                            Alaska, Inc.
                                                            (Alaska) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Arizona, Inc.
                                                            (Arizona) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One of Arizona, Inc.
                                                            (Arizona) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            California, Inc.
                                                            (California) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Colorado, Inc.
                                                            (Colorado) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Florida, Inc.
                                                            (Florida) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Georgia, Inc.
                                                            (Georgia) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Illinois, Inc.
                                                            (Illinois) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Indiana, Inc.
                                                            (Indiana) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Kansas/Missouri,
                                                            Inc. (Kansas) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Maine, Inc. (Maine)
                                                            - Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Massachusetts, Inc.
                                                            (Massachusetts) -
                                                            Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Michigan, Inc.
                                                            (Michigan) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Minnesota, Inc.
                                                            (Minnesota) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Nevada, Inc.
                                                            (Nevada) - Preferred
                                                            Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            New Hampshire, Inc.
                                                            (New Hampshire) -
                                                            Preferred
                                                            Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            New Jersey, Inc.
                                                            (New Jersey) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            New York, Inc.
                                                            (New York) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            North Carolina, Inc.
                                                            (North Carolina) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Ohio, Inc. (Ohio) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Oregon, Inc.
                                                            (Oregon) - Health
                                                            Maintenance
                                                            Organization
                                                   00.0%  - One Health Plan of
                                                            Pennsylvania, Inc.
                                                            (Pennsylvania) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            South Carolina, Inc.
                                                            (South Carolina) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Tennessee, Inc.
                                                            (Tennessee) - Health
                                                            Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Texas, Inc. (Texas)
                                                            - Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan,
                                                            Inc. (Vermont) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Virginia, Inc.
                                                            (Virginia) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Washington, Inc.
                                                            (Washington) -
                                                            Health Maintenance
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Wisconsin, Inc.
                                                            (Wisconsin) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Health Plan of
                                                            Wyoming, Inc.
                                                            (Wyoming) -
                                                            Preferred Provider
                                                            Organization
                                                  100.0%  - One Orchard
                                                            Equities, Inc.
                                                            (Colorado) -
                                                            Securities
                                                            Broker/Dealer
                                        100.0%  - Financial Administrative
                                                  Services Corporation
                                                  (Colorado) - Third Party
                                                  Administrator
                                        100.0%  - GWL Properties, Inc.
                                                  (Colorado) - Real Property
                                                  Corporation
                                         50.0%  - Westkin Properties Ltd.
                                                  (California) - Real Property
                                                  Corporation
                                        100.0%  - Great-West Benefit Services,
                                                  Inc.(Delaware) - Leasing
                                                  Company
                                         92.1%  - Maxim Series Fund, Inc.
                                                  (Maryland) - Investment
                                                  Company
                                        100.0%  - GW Capital Management, LLC
                                                  (Colorado) - Investment
                                                  Adviser
                                                  100.0%  - Orchard Capital
                                                  Management, LLC (Colorado) -
                                                  Investment Adviser
                                                  100.0%  - Greenwood
                                                            Investments, Inc.
                                                            (Colorado) -
                                                            Securities
                                                            Broker/Dealer
                                         86.8%  - Orchard Series Fund (Delaware)
                                                  - Investment Company
                                        100.0%  - Orchard Trust Company
                                                  (Colorado) - Trust Company





Item 3.  Number of Holders of Securities


         As of March ____, 2003, the Registrant had the following number of record holders of each class of securities:


         Title of Class                              Number of Record Holders


         Active Participants                                    74
         Vested Participants                                    30
         Total Participants                                    104



Item 4.  Indemnification


         Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West Life & Annuity Insurance Company whereby Great-West Life & Annuity Insurance Company may indemnify a director, officer, or controlling person of Great-West Life & Annuity Insurance Company against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                        Colorado Business Corporation Act


Article 109 - INDEMNIFICATION

Section 7-109-101.  Definitions.

                  As used in this Article:

                  (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                  (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

                  (3) "Expenses" includes counsel fees.

                  (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

                  (5) "Official capacity" means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
                  (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                  (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102.  Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)                   the person conducted himself or herself in good faith; and

(b)                   The person reasonably believed:



                                    (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

                                    (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and


                           (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

                  (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

                  (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

                  (4) A corporation may not indemnify a director under this section:

                           (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                           (b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

                  (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104.  Advance of Expenses to Directors.

                  (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                           (a) The director furnishes to the corporation a written affirmation of the director's good faith belief that he or she has met the standard of conduct described in section 7-109-102;

                           (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                           (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

                  (2) The undertaking required by paragraph (b) of subsection
                  (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

                  (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105.  Court-Ordered Indemnification of Directors.

                  (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                           (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                           (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described
                           Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106.  Determination and Authorization of Indemnification of
                    Directors.

                  (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under
                  Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

                  (2) The determinations required by subsection (1) of this section shall be made:

                           (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

                           (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

                  (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection
                  (1) of this section shall be made:

                           (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                           (b) By the shareholders.

                  (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.


Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries, and
                    Agents.

                  (1) Unless otherwise provided in the articles of
                      incorporation:

                           (a) An officer is entitled to mandatory
                           indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                           (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                           (c) A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108.  Insurance.

         A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109.  Limitation of Indemnification of Directors.

                  (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

                  (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

         If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

              Bylaws of Great-West Life & Annuity Insurance Company

Article II, Section 11.  Indemnification of Directors.
                        -----------------------------

(1)  In this section, the following terms shall have the following meanings:

          (a) "expenses" means reasonable expenses incurred in a legal proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

          (b) "liability" means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

          (c) "party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

          (d) "proceeding" means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
(2) Subject to applicable law, if any person who is a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

          (a) the person conducted himself or herself in good faith; and

          (b) the person reasonably believed that his or her conduct was in the corporation's best interests; and

          (c) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

          (d) if the person is or was an employee of the corporation, the person acted in the ordinary course of the person's employment with the corporation.

(3) Subject to applicable law, if any person who is or was serving as a director, officer or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

          (i) the person is or was appointed to serve at the request of the corporation as a director, officer or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

         (ii) with respect to the matter(s) giving rise to the proceeding:

                                    (a) the person con faith; and

                                    (b) the person reasonably believed that his
                                        or her conduct was at least not opposed
                                        to the corporation's best interests; and

                                    (c) in the case of any criminal proceeding,
                                        the person had no reasonable cause to
                                        believe that his or her conduct was
                                        unlawful; and

                                    (d) if the person is or was an employee of
                                        the other company or entity, the person
                                        acted in the ordinary course of the
                                        person's employment with the other
                                        company or entity.

Item 5.  Business and Other Connections of Investment Adviser

         GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, ("MCM" or the "Adviser") is a Colorado limited liability company. Its principal business is the provision of investment advice to open-end management investment companies.

         The Adviser serves as the Investment Adviser to the Registrant. Reference is made to the Adviser's Form ADV (particularly Schedule F), effective June 28, 1996 (as amended), on file with the Commission (File No. 801-52309), for a fuller description of the Adviser's business and other connections.

         Substantial business and other connections of the Directors and Officers of the Adviser other than with the Registrant are set forth in the Adviser's Form ADV (particularly the Schedule D's) effective June 28, 1996 (as amended), on file with the Commission (File No. 801-52309), which is incorporated by reference herein.

Item 6.  Principal Underwriters

         (a)      None
         (b)      See Part I
         (c)      None

Item 7.  Location of Accounts and Records

         Registrant maintains the records required to be maintained by it under
Section 31 (a) of the Investment Company Act of 1940, and the Rules promulgated thereunder at the principle office of Great-West Life & Annuity Insurance Company, 8525 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 8.  Management Services

         None

Item 9.  Distribution Expenses

         Not Applicable.

Item 10. Undertakings

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs number (1) through (4) of that letter will be complied with.

                  GWL&A represents that the fees and charges deducted under the Contracts, in aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the GWL&A.

Consents:

         Consents of Jorden Burt LLP and Deloitte & Touche LLP to the use of their names in the Prospectus to be filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Greenwood Village, Colorado on the 18th day of April, 2003.


                                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A


                                      /s/ William T. McCallum
                                  By: _________________________________________
                                      William T. McCallum
                                       Chairman of the Committee